===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: December 11, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                    74-1611874
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

     15835 Park Ten Place Drive                            77084
            Houston, Texas                               (Zip Code)
   (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


================================================================================

ITEM 5.  OTHER EVENTS


     On December 11, 2001, the Company announced that Sarawak Shell Berhad and Sabah Petroleum Company Ltd. ("Shell") have awarded the ATWOOD FALCON a contract to drill five wells, (plus options by Shell to drill five additional wells) off the coast of Malaysia. A copy of the press release announcing the contract award is filed with the FORM 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS


EXHIBIT 99.1      PRESS RELEASE DATED DECEMBER 11, 2001

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT DECEMBER 11, 2001


ITEM 9.    REGULATION FD DISCLOSURE

     The  RICHMOND has  completed  its drilling  contract  with Nexen  Petroleum
Offshore U.S.A. and is currently in sheltered water undergoing a few days of required repairs. These repairs should be completed around December 15, 2001 at which time the rig will be moved to a location in the United States Gulf of Mexico to commence a one-well (plus one-well option) contract for Samedan Oil Corporation. The dayrate for the firm well is $18,500, with the well estimated to take around 60 days to complete.

     The ATWOOD HUNTER has completed its mobilization to Egypt and is preparing to commence its drilling program which is estimated to take between 280 to 340 days to complete.

     Additional information with respect to the Company's contract status summary at September 5, 2001 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ATWOOD OCEANICS, INC.
                                                (Registrant)



                                                /s/ James M. Holland
                                                James M. Holland
                                                Senior Vice President

                                                DATE:    December 11, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION


99.1     Press Release Dated December 11, 2001

99.2     Contract Status Summary at December 11, 2001

                                                                  EXHIBIT 99.1

HOUSTON, TEXAS

11 DECEMBER 2001

FOR IMMEDIATE RELEASE:


     ATWOOD OCEANICS, INC. (A HOUSTON BASED INTERNATIONAL OFFSHORE DRILLING CONTRACTOR - NYSE: ATW) ANNOUNCED TODAY THAT SARAWAK SHELL BERHAD AND SABAH SHELL PETROLEUM COMPANY LTD ("SHELL") HAVE AWARDED THE ATWOOD FALCON A CONTRACT TO DRILL FIVE (5) WELLS PLUS OPTIONS FOR SHELL TO DRILL UP TO FIVE (5) ADDITIONAL WELLS OFF THE COAST OF MALAYSIA. THE ATWOOD FALCON IS CURRENTLY DRILLING ITS FINAL WELL UNDER ITS THREE-YEAR CONTRACT WITH SHELL PHILIPPINES EXPLORATION B.V. IMMEDIATELY UPON COMPLETION OF ITS CURRENT CONTRACT, THE RIG WILL BE MOVED TO MALAYSIA TO COMMENCE THE DRILLING PROGRAM FOR SHELL WHICH COULD EXTEND APPROXIMATELY ONE-YEAR IF ALL TEN WELLS ARE DRILLED. THE CONTRACT PROVIDES FOR A DAYRATE OF $73,300 FOR THE FIVE FIRM WELLS AND APPROXIMATELY $83,300 FOR THE FIVE OPTION WELLS, WITH A MOBILIZATION PAYMENT OF $250,000.


CONTACT:                                                       JIM HOLLAND
                                                            (281) 749-7804


                                                                  EXHIBIT 99.2

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                              AT DECEMBER 11, 2001


NAME OF RIG           LOCATION        CUSTOMER                CONTRACT STATUS
------------------    ----------      -----------------       --------------------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON         PHILIPPINES     SHELL PHILIPPINES       The rig's current contract terminates upon
                                      EXPLORATION B.V.        completion of the present work in progress,
                                                              estimated to be late 2001 or early 2002.
                                                              Immediately upon completion of the current
                                                              contract, the rig will be moved to Malaysia to
                                                              commence a drilling program for Sarawak Shell
                                                              Berhad and Sabah Shell Petroleum Company Ltd.
                                                              ("Shell"). The drilling contract includes five
                                                              firm wells plus provides Shell with options to
                                                              drill five additional wells and could extend
                                                              approximately one-year if all ten wells are drilled.

ATWOOD HUNTER         EGYPT           BURULLUS GAS COMPANY    The rig is preparing to commence an eleven-well
                                                              drilling program estimated to take between 280 and
                                                              340 days to complete.

ATWOOD EAGLE          MEDITERRANEAN   RASHID PETROLEUM        The rig has contractual commitments in Egypt which
                      SEA             COMPANY                 should keep the rig employed until late 2001 or
                                                              early 2002. An approximate $90 million upgrade of the
                                                              rig is planned immediately upon the rig completing its
                                                              contractual commitments, and taking around six months
                                                              shipyard time to complete. Contract opportunities
                                                              to commence following the rig's upgrade are being
                                                              pursued internationally.

SEAHAWK               MALAYSIA        ESSO                    The rig's current contract terminates in November
                                      PRODUCTION              2003, with an option for the Operator to extend.
                                      MALAYSIA INC.

ATWOOD SOUTHERN       MEDITERRANEAN   ISRAMCO                 The rig has contractual commitments in Israel and
CROSS                 SEA                                     Egypt which should keep the rig employed until the
                                                              fourth quarter of fiscal 2002.

SEASCOUT              UNITED STATES                           The SEASCOUT was purchased in December 2000 for
                      GULF OF MEXICO                          future conversion to a tender-assist unit, similar
                                                              to the SEAHAWK, once an acceptable contract
                                                              opportunity is secured.






CANTILEVER JACKUP -
--------------------
VICKSBURG             MALAYSIA -       CARIGALI - TRITON       The rig has commenced a drilling program expected
                      THAILAND         OPERATING COMPANY       to include 31 wells (estimated to take around 540
                      JOINT            ("CTOC")                days).  CTOC has the option of canceling the
                      DEVELOPMENT AREA                         contract at any time after giving a sixty-day
                                                               written notice of termination.

SUBMERSIBLE -
--------------
RICHMOND              UNITED STATES     SAMEDAN OIL             The rig has a contractual commitment to drill
                      GULF OF MEXICO    CORPORATION             one-well (estimated to take around 60  days) with
                                        ("SAMEDAN")             Samedan having an option to  drill one additional
                                                                well at a future date.

MODULAR PLATFORMS -
-------------------
RIG-200               AUSTRALIA                                 The rig is available for contract since it became idle
                                                                in June 1999.

                           MANAGEMENT/LABOR CONTRACTS

GOODWYN 'A' /         AUSTRALIA         WOODSIDE ENERGY LTD.    There is currently an indefinite planned break in
NORTH RANKIN 'A'                                                drilling activity for the two client-owned rigs.
                                                                The Company is involved in maintenance of the two rigs
                                                                for future  drilling programs.


